Exhibit 99.2

MICRONET LTD.
BALANCE SHEETS

	June 30,		December 31,
	2012	2011	2011
	Unaudited		*
	NIS in thousands
ASSETS

CURRENT ASSETS:
Cash and cash equivalents	18,779	5,787	8,337
Short-term investments	11,602	23,212	18,113
Trade receivables, net	14,271	4,519	9,431
Other accounts receivable	1,742	753	2,745
Inventories	22,899	10,583	21,353

	69,293	44,854	59,979
DISCONTINUED OPERATION	-	1,521	-

	69,293	46,375	59,979

NON-CURRENT ASSETS:
Receivables and prepaid expenses	68	80	89
Employee benefit assets	5,274	5,733	5,761
Property, plant and equipment, net	6,409	6,059	6,525
Intangible assets	159	168	120
Deferred taxes	972	-	-

	12,882	12,040	12,495

	82,175	58,415	72,474

The accompanying notes are an integral part of the interim financial statements.

* Derived from the audited consolidated balance sheets as of December 31, 2011.

MICRONET LTD.
STATEMENTS OF FINANCIAL POSITION

	June 30,		December 31,
	2012	2011	2011
	Unaudited		*
	NIS in thousands
LIABILITIES AND EQUITY

CURRENT LIABILITIES:
Current maturities of convertible debentures	2,711	2,794	2,513
Trade payables	10,267	6,086	15,991
Other accounts payable	10,392	4,254	5,574

	23,370	13,134	24,078
DISCONTINUED OPERATION	-	676	-

	23,370	13,810	24,078
NON-CURRENT LIABILITIES:
Convertible debentures	2,272	4,313	2,106
Deferred revenues	282	-	64
Conversion option of convertible debentures	32	27	7
Employee benefit liabilities	7,872	8,323	8,493

	10,458	12,663	10,670

EQUITY:
Share capital	1,985	1,931	1,931
Share premium	17,549	14,873	14,873
Capital reserve for share-based payment transactions	3,280	4,913	5,197
Retained earnings	25,533	10,257	15,725
Capital reserve for discontinued operation	-	(32)	-

Total equity	48,347	31,942	37,726

	82,175	58,415	72,474

The accompanying notes are an integral part of the interim financial statements.

* Derived from the audited consolidated balance sheets as of December 31, 2011.

MICRONET LTD.
STATEMENTS OF COMPREHENSIVE INCOME

	Six months ended June 30,		Three months ended June 30,		Year ended December 31,
	2012	2011	2012	2011	2011
	Unaudited				*
	NIS in thousands (except per share data)

Revenues	54,775	13,330	28,750	8,558	44,888
Cost of revenues	34,000	10,650	17,627	6,669	31,917

Gross profit	20,775	2,680	11,123	1,889	12,971

Selling and marketing expenses	1,157	643	533	325	1,723
General and administrative expenses	3,708	2,611	1,974	1,228	5,980
Research and development expenses	3,022	2,697	1,413	1,334	5,174
Gain from disposal of property, and equipment, net	(6)	(1)	-	-	(43)

Total operating expenses	7,881	5,950	3,920	2,887	12,834

Operating income (loss)	12,894	(3,270)	7,203	(998)	137

Finance income	925	218	986	149	1,239
Finance expenses	(499)	(710)	(432)	(300)	(1,235)

Income (loss) before taxes on income	13,320	(3,762)	7,757	(1,149)	141
Taxes on income	212	-	1,099	-	-

Income (loss) from continuing operations	13,108	(3,762)	6,658	(1,149)	141
Income (loss) from discontinued operation, net	-	(1,049)	-	(264)	516

Net income (loss)	13,108	(4,811)	6,658	(1,413)	657

Other comprehensive income (loss) (net of tax effect):
Foreign currency translation adjustments of discontinued foreign operation	-	(11)	-	(4)	(11)
Transfer to profit or loss duo to sale of foreign operation	-	-	-	-	32

	-	(11)	-	(4)	21

Total comprehensive income (loss)	13,108	(4,822)	6,658	(1,417)	678

Net earnings (loss) per share (in NIS):

Basic net earnings (loss) from continuing operations	0.7890	(0.2230)	0.4058	(00.068)	0.0084

Diluted net earnings from continuing operations	0.7451	(0.2230)	0.3795	(0.0680)	0.0079

Basic net earnings (loss) from discontinued operation	-	(0.0620)	-	(0.0160)	0.0300

Diluted net earnings from discontinued operation	-	(0.0620)	-	(0.0160)	0.0290

The accompanying notes are an integral part of the interim financial statements.

* Derived from the audited consolidated statements of comprehensive income for the year ended December 31, 2011.

MICRONET LTD.
STATEMENTS OF CHANGES IN EQUITY

	Share capital	Share premium	Capital reserve for share-based payment transactions	Retained earnings	Total equity
	Unaudited
	NIS in thousands

Balance at January 1, 2012 *	1,931	14,873	5,197	15,725	37,726

Net income	-	-	-	13,108	13,108

Total comprehensive income	-	-	-	13,108	13,108
Dividend declared	-	-	-	(3,300)	(3,300)
Exercise of warrants	54	2,159	(1,523)	-	690
Expiration of warrants	-	517	(517)	-	-
Cost of share-based payment	-	-	123	-	123

Balance at June 30, 2012	1,985	17,549	3,280	25,533	48,347

	Share capital	Share premium	Capital reserve for share-based payment transactions	Retained earnings	Foreign currency translation adjustments of discontinued foreign operation	Capital reserve for discontinued operation	Total equity
	Unaudited
	NIS in thousands

Balance at January 1, 2011 *	1,931	14,873	4,636	15,068	(21)	-	36,487

Net loss	-	-	-	(4,811)	-	-	(4,811)
Other comprehensive loss, net of tax	-	-	-	-	(11)	-	(11)

Total comprehensive loss	-	-	-	(4,811)	(11)	-	(4,822)
Discontinued operation	-	-	-	-	32	(32)	-
Cost of share-based payment	-	-	277	-	-	-	277

Balance at June 30, 2011	1,931	14,873	4,913	10,257	-	(32)	31,942

The accompanying notes are an integral part of the interim financial statements.

* Derived from the audited consolidated statements of changes in equity for the year ended December 31, 2011.

MICRONET LTD.
STATEMENTS OF CHANGES IN EQUITY

	Share capital	Share premium	Capital reserve for share-based payment transactions	Retained earnings	Total equity
	Unaudited
	NIS in thousands

Balance at April 1, 2012	1,931	14,873	5,263	22,175	44,242

Net income	-	-	-	6,658	6,658

Total comprehensive income	-	-	-	6,658	6,658
Dividend declared	-	-	-	(3,300)	(3,300)
Exercise of warrants	54	2,159	(1,523)	-	690
Expiration of warrants	-	517	(517)	-	-
Cost of share-based payment	-	-	57	-	57

Balance at June 30, 2012	1,985	17,549	3,280	25,533	48,347

	Share capital	Share premium	Capital reserve for share-based payment transactions	Retained earnings	Foreign currency translation adjustments of discontinued foreign operation	Capital reserve for discontinued operation	Total equity
	Unaudited
	NIS in thousands

Balance at April 1, 2011	1,931	14,873	4,643	11,670	(28)	-	33,089

Net loss	-	-	-	(1,413)	-	-	(1,413)
Other comprehensive loss, net of tax	-	-	-	-	(4)	-	(4)

Total comprehensive loss	-	-	-	(1,413)	(4)	-	(1,417)
Discontinued operation	-	-	-	-	32	(32)	-
Cost of share-based payment	-	-	270	-	-	-	270

Balance at June 30, 2011	1,931	14,873	4,913	10,257	-	(32)	31,942

The accompanying notes are an integral part of the interim financial statements.

MICRONET LTD.
STATEMENTS OF CHANGES IN EQUITY

	Share capital	Share premium	Capital reserve for share-based payment transactions	Retained earnings	Foreign currency translation adjustments of discontinued foreign operation	Total equity
	*
	NIS in thousands

Balance at January 1, 2011	1,931	14,873	4,636	15,068	(21)	36,487

Net income	-	-	-	657	-	657
Foreign currency translation adjustments of discontinued foreign operation	-	-	-	-	(11)	(11)
Transfer to profit or loss due to sale of foreign operation	-	-	-	-	32	32

Total comprehensive income	-	-	-	657	21	678
Cost of share-based payment	-	-	561	-	-	561

Balance at December 31, 2011	1,931	14,873	5,197	15,725	-	37,726

The accompanying notes are an integral part of the interim financial statements.

* Derived from the audited consolidated statements of changes in equity for the year ended December 31, 2011.

MICRONET LTD.
STATEMENTS OF CASH FLOWS

	Six months ended June 30,		Three months ended June 30,		Year ended December 31,
	2012	2011	2012	2011	2011
	Unaudited				*
	NIS in thousands

Cash flows from operating activities:

Net income (loss)	13,108	(4,811)	6,658	(1,413)	657

Adjustments to reconcile net income (loss) to net cash provided by operating activities:

Adjustments to the profit or loss items:

Depreciation and amortization	710	821	92	480	1,413
Finance expenses (income), net	(426)	492	(554)	151	(4)
Share-based payment	123	277	58	270	561
Change in liabilities in respect of investment grants	-	-	-	-	(150)
Gain from disposal of property, plant and equipment	(6)	(1)	-	-	(43)
Gain from disposal of discontinued operation	-	-	-	-	(1,683)
Taxes on income	212	(123)	1,099	(123)	10
Change in employee benefit liabilities, net	(134)	161	27	42	303

	479	1,627	722	820	407
Changes in asset and liability items:

Increase in trade receivables	(4,445)	(2,978)	(1,641)	(1,213)	(6,649)
Decrease (increase) in other accounts receivable	998	(527)	794	(294)	(2,241)
Decrease (increase) in inventories	(1,674)	(3,333)	4,924	(2,100)	(14,169)
Increase (decrease) in trade payable	(5,727)	3,549	(7,305)	2,901	13,399
Increase in other accounts payable	657	835	691	395	1,806

	(10,191)	(2,454)	(2,537)	(311)	(7,854)
Cash paid and received during the period for:

Interest paid	-	-	-	-	(416)
Interest received	534	926	204	348	1,113
Taxes paid	-	(22)	-	(20)	(27)
Taxes received	-	565	-	-	566
Dividend received	-	15	-	11	20

	534	1,484	204	339	1,256

Net cash provided by (used in) operating activities	3,930	(4,154)	5,047	(565)	(5,534)

The accompanying notes are an integral part of the interim financial statements.

* Derived from the audited consolidated statements of cash flows for the year ended December 31, 2011.

MICRONET LTD.
STATEMENTS OF CASH FLOWS

	Six months ended June 30,		Three months ended June 30,		Year ended December 31,
	2012	2011	2012	2011	2011
	Unaudited				*
	NIS in thousands
Cash flows from investing activities:

Purchase of property, and equipment	(428)	(216)	(99)	(63)	(1,159)
Purchase of intangible assets	(84)	(153)	(55)	(5)	(152)
Proceeds from sale of property, plant and equipment	13	1	-	-	43
Proceeds from sales of securities measured at fair value through profit or loss, net	6,388	7,735	(392)	2,767	13,055
Increase in long-term receivables and prepaid expenses	21	(39)	255	55	(48)
Collection of loans to employees, net	5	22	16	70	29
Proceeds from disposal of discontinued operation (a)	-	-	-	-	1,494

Net cash provided by investing activities	5,915	7,350	(275)	2,824	13,262

Cash flows from financing activities:

Proceeds from exercise of warrants	690	-	690	-	-
Repayment of convertible debentures	-	-	-	-	(2,550)
Receipt of investment grant	-	897	-	897	967
Repayment of investment grant	-	(1,136)	-	(1,136)	(1,336)

Net cash used in financing activities	690	(439)	690	(439)	(2,919)

Exchange rate differences on cash and cash equivalent balances	(93)	(131)	50	(134)	(18)

Increase in cash and cash equivalents	10,442	2,626	5,512	1,686	4,791
Cash and cash equivalents at the beginning of the period	8,337	3,546	13,267	4,486	3,546

Cash and cash equivalents at the end of the period *)	18,779	6,172	18,779	6,172	8,337
* Composition of cash and cash equivalents at the end of the period:

Cash and cash equivalents from continuing operations	18,779	5,787	18,779	5,787	8,337
Cash and cash equivalents from discontinued operation	-	385	-	385	-

	18,779	6,172	18,779	6,172	8,337

Non-cash financing activity:

Dividend declared but not yet paid	(3,300)	-	(3,300)	-	-

The accompanying notes are an integral part of the interim financial statements.

* Derived from the audited consolidated statements of cash flows for the year ended December 31, 2011.

MICRONET LTD.
STATEMENTS OF CASH FLOWS

		Six months ended June 30,		Three months ended June 30,		Year ended December 31,
		2012	2011	2012	2011	2011
		Unaudited				*
		NIS in thousands

(a)	Proceeds from disposal of discontinued operation:

	The subsidiary's assets and liabilities at date of sale:

	Working capital (excluding cash and cash equivalents)	-	-	-	-	(385)
	Property, plant and equipment	-	-	-	-	43
	Other assets	-	-	-	-	121
	Exercise of capital reserve	-	-	-	-	32
	Gain on sale of discontinued operation	-	-	-	-	1,683

		-	-	-	-	1,494

Data of net cash flows provided by (used in) discontinued operation:

	Six months ended June 30,		Three months ended June 30,		Year ended December 31,
	2012	2011	2012	2011	2011
	Unaudited				*
	NIS in thousands

Operating activities	-	(1,035)	-	71	(1,158)

Investing activities	-	(191)	-	(4)	(1,302)

Financing activities	-	-	-	-	-

The accompanying notes are an integral part of the interim financial statements.

* Derived from the audited consolidated statements of cash flows for the year ended December 31, 2011.

MICRONET LTD.

NOTE 1:-       GENERAL

a.
Micronet Ltd. ("the Company") was founded and incorporated in Israel on May 6, 1982. The Company is engaged in the development, manufacture and marketing of mobile computer platforms and terminals for managing vehicles fleets and employees in the MRM (Mobile Resource Management) field. The Company offers solutions and services to its customers for maximizing the efficiency of vehicle fleets and field workers that are needed to provide service while in motion, in a wide range of industries, such as repair and maintenance services, for the private and public sectors, varieties of public transport vehicles, municipal services and the security and emergency services.

b.
On November 21, 2006, the Company issued to the public 3,200,000 Common shares of NIS 0.1 par value each and NIS 17,000,000 par value of debentures (Series A), which are convertible into Common shares, for an overall consideration of NIS 34,500 thousand. The shares and debentures have been traded on the Tel-Aviv Stock Exchange since December 4, 2006.

c.
These financial statements have been prepared in a condensed format as of June 30, 2012 and for the six and three months periods then ended ("interim financial statements"). These financial statements should be read in conjunction with the Company's annual financial statements as of December 31, 2011 and for the year then ended and accompanying notes ("annual financial statements").

d.	On May 23, 2012, the Company's Board of Directors decided to distribute a gross dividend totaling NIS 3.3 million to the Company's shareholders. The dividend was paid on July 1, 2012.

NOTE 2:-       SIGNIFICANT ACCOUNTING POLICIES

Basis of preparation of the interim financial statements:

The interim financial statements have been prepared in accordance with generally accepted accounting principles for the preparation of financial statements for interim periods, as prescribed in IAS 34, "Interim Financial Reporting".

The significant accounting policies and methods of computation adopted in the preparation of the interim financial statements are consistent with those followed in the preparation of the annual financial statements.

MICRONET LTD.

NOTE 3:-       SHARE-BASED PAYMENT TRANSACTIONS

a.	On June 4, 2012, the Company's CEO exercised 340,000 options into 340,000 Common shares of NIS 0.1 par value each for an exercise increment of NIS 0.893 per unit.

b.	On June 4, 2012, the Company's Chairman of the Board exercised 200,000 options into 200,000 Common shares of NIS 0.1 par value each for an exercise increment of NIS 1.9338 per unit.

c.
On June 14, 2012, the Company's Vice President of Development was granted 40,000 options that are exercisable into 40,000 Common shares of NIS 0.01 par value each. The exercise of the options is NIS 2.5 per option. The Company's share price as of the grant date was NIS 3.234.

The following are the data that have been used in the fair value measurement in accordance with the binomial model:

Dividend yield on the share (%)	5.87
Expected volatility of the share prices (%)	55.29-61.4
Risk-free interest rate (%)	Period 1 – 2.24
Period 2 – 2.59
Period 3 – 3.40
Period 4 – 4.24
Period 5 – 4.87
Expected life of options (years) from the grant date	5

The fair value of the options was determined to be NIS 55 thousand at the data of the grant in accordance with the above data.

d.
On March 5, 2012, the Company's Chief Operating Officer was granted 55,000 options that are exercisable into 55,000 Common shares of NIS 0.01 par value each. The exercise price of the options is NIS 2.5 per option. The Company's share price as of the grant date was NIS 1.836. The options vest over a period of four years and the life of the options is 5 years.

MICRONET LTD.

NOTE 3:-       SHARE-BASED PAYMENT TRANSACTIONS (Cont.)

The following are the data that have been used in the fair value measurement in accordance with the binomial model:

Dividend yield on the share (%)	0
Expected volatility of the share prices (%)	48.23-60.96
Risk-free interest rate (%)	Period 1 – 2.53
Period 2 – 3.13
Period 3 – 3.75
Period 4 – 4.77
Expected life of options (years) from the grant date	5.22

The fair value of the options was determined to be NIS 44 thousand at the data of the grant in accordance with the above data.

NOTE 4:-      TAXES ON INCOME

Carry-forward losses for tax purposes and other temporary differences:

Deferred tax assets totaling approximately NIS 972 thousand have been recognized in respect of deductible temporary differences: research and development expenses, allowance for doubtful accounts, employee benefits, revaluation of securities and differences in depreciation of property, plant and equipment.

Tax assessments:

On June 21, 2012, a final tax assessment agreement was signed between the Company and the income tax authorities for the years 2006-2010. The total tax expenses, linkage and interest accrued following the agreement for said years amounted to approximately NIS 205 thousand.

12